UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

CLIMB GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300,
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLMB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 13, 2025, Climb Global Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) in connection with the appointment of Matthew Sullivan to serve as Chief Financial Officer of the Company, effective as of January 10, 2025. This Amendment No. 1 to the Original 8-K (this “Amendment”), is being filed to provide information regarding Mr. Sullivan’s compensation as Chief Financial Officer, which had not been determined at the time of the filing of the Original 8-K. Except as expressly set forth herein, this Amendment does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. This Amendment supplements the Original 8-K and should be read in conjunction with the Original 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2025 in connection with the promotion of Mr. Sullivan, upon the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company, the Board approved the compensation that Mr. Sullivan will be eligible to receive in 2025 as follows: (i) an annual base salary of $285,000, (ii) a target short-term incentive bonus of $199,500, subject to the satisfaction of certain performance conditions, and (iii) an annual long-term incentive award with a target value of $330,000 (which will be comprised of 40% time-based restricted stock units (“RSUs”) and 60% performance-based RSUs). In addition, upon the recommendation of the Committee, the Board granted Mr. Sullivan a one-time award of time-based RSUs with a grant date fair value of $250,000 that will vest in quarterly installments over the next four years, subject to Mr. Sullivan’s continued employment with the Company through such vesting date. In addition, the Board designated Mr. Sullivan as a “Tier 2” participant under the Climb Global Solutions, Inc. Executive Severance and Change in Control Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 20, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIMB GLOBAL SOLUTIONS, INC.

Date: February 3, 2025	By:	/s/ Matthew Sullivan
	Name:	Matthew Sullivan
	Title:	Chief Financial Officer